UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2007 (April 17, 2007)

ALLIED HEALTHCARE INTERNATIONAL INC.

(Exact Name of Registrant as Specified in its Charter)

1-115570	13-3098275
(Commission File Number)	(IRS Employer Identification Number)

New York
(State or Other Jurisdiction of Incorporation or Organization)

245 Park Avenue, 39th Floor, New York, New York 10167
(Address of Principal Executive Offices)

(212) 750-0064
(Registrant’s Telephone Number, including Area Code)

555 Madison Avenue, New York, New York 10022
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)    On April 17, 2007, Mark S. Hanley notified Allied Healthcare International Inc. (the ‘‘Company’’) of his resignation from the Company’s Board of Directors effective as of such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2007

ALLIED HEALTHCARE INTERNATIONAL INC.
By: /s/ Marvet Abbassi Name: Marvet Abbassi Title: Financial Controller